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WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 1999-VFN SUPPLEMENT, SERIES 2000-1 SUPPLEMENT
CERTIFICATE DATE AS OF :                                            January 16, 2001
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                                                                    For Month of:
POOL BALANCE:                                                       December, 2000
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
POOL BALANCE:                                                       Month of:
                                                                    December , 2000

Pool Balance, beginning of month                                    $  844,070,519.72

Pool Balance, end of month                                          $1,036,393,498.81

Pool Balance, average                                               $  953,925,896.73

Required Pool Balance, end of month                                 $1,036,393,498.81



COLLECTIONS & SERIES ALLOCATIONS                                    Month of:
                                                                    December , 2000

Series Allocable Principal Collections
   Series 1999-VFN                                                  $   59,138,009.86
   Series 2000-VFN                                                  $   62,846,865.70
   Series 2000-1                                                    $  294,579,981.51
                                                                    $  416,564,857.06

Series Allocable Non-Principal Collections
   Series 1999-VFN                                                  $      936,766.84
   Series 2000-VFN                                                  $      963,259.96
   Series 2000-1                                                    $    4,513,728.29
                                                                    $    6,413,755.08

Series Allocable Miscellaneous Payments
   Series 1999-VFN                                                  $ -
   Series 2000-VFN                                                  $ -
   Series 2000-1                                                    $ -
                                                                    $ -

Investment Proceeds
   Series 1999-VFN                                                  $       40,501.96
   Series 2000-VFN                                                  $       39,440.07
   Series 2000-1                                                    $      195,402.45
                                                                    $      275,344.48


CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD                     Month of:
                                                                    December , 2000

1999-VFN                                                            $            0.00
Series 2000-VFN                                                     $            0.00
Series 2000-1 Class A                                               $            0.00
Series 2000-1 Class B                                               $            0.00


ALLOCATION PERCENTAGES FOR COLLECTION PERIOD                        First day of:
                                                                    December , 2000

Series Allocation Percentages
     Series 1999-VFN                                                             8.08%
     Series 2000-VFN                                                            16.16%
     Series 2000-1                                                              75.75%

Floating Allocation Percentages
     Series 1999-VFN                                                            90.98%
     Series 2000-VFN                                                            90.98%
     Series 2000-1                                                              90.48%

Principal Allocation Percentages
     Series 1999-VFN                                                             0.00%
     Series 2000-VFN                                                             0.00%
     Series 2000-1                                                               0.00%


ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES               Month of:
                                                                    December , 2000

Series 1999-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                             $            0.00
   Floating Allocation Percentage:                                  $   53,915,489.05
   Cert. Percentage minus Excess Cert. Percentage:                  $    5,222,520.81
                                                                    $   59,138,009.86
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                             $            0.00
   Floating Allocation Percentage:                                  $      852,879.32
   Cert. Percentage minus Excess Cert. Percentage:                  $       83,887.51
                                                                    $      936,766.84
Series 2000-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                             $            0.00
   Floating Allocation Percentage:                                  $   57,289,747.33
   Cert. Percentage minus Excess Cert. Percentage:                  $    5,557,118.37
                                                                    $   62,846,865.70

   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                             $            0.00
   Floating Allocation Percentage:                                  $      876,982.34
   Cert. Percentage minus Excess Cert. Percentage:                  $       86,277.61
                                                                    $      963,259.96
Series 2000-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                             $            0.00
   Floating Allocation Percentage:                                  $  267,076,766.94
   Cert. Percentage minus Excess Cert. Percentage:                  $   27,503,214.57
                                                                    $  294,579,981.51

   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                             $            0.00
   Floating Allocation Percentage:                                  $    4,087,142.14
   Cert. Percentage minus Excess Cert. Percentage:                  $      426,586.14
                                                                    $    4,513,728.29


                                                                    Paid on:
MONTHLY DISTRIBUTIONS                                               January 16, 2001

Principal Distributions to Investors
     Series 1999-VFN                                                $ -
     Series 2000-VFN                                                $ -
     Series 2000-1 Class A                                          $ -
     Series 2000-1 Class B                                          $ -

Principal Distributions to Investors - $ per thousand
     Series 1999-VFN                                                $            0.00000000
     Series 2000-VFN                                                $            0.00000000
     Series 2000-1 Class A                                          $            0.00000000
     Series 2000-1 Class B                                          $            0.00000000

Monthly Interest to Investors
     Series 1999-VFN                                                $      926,113.79
     Series 2000-VFN                                                $      289,278.08
     Series 2000-1 Class A                                          $    3,930,551.11
     Series 2000-1 Class B                                          $      343,680.00

Monthly Interest to Investors - $ per thousand
     Series 1999-VFN                                                $            6.17409193
     Series 2000-VFN                                                $            1.92852053
     Series 2000-1 Class A                                          $            6.08444444
     Series 2000-1 Class B                                          $            6.36444444

Rated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                                $            0.00
     Series 2000-VFN                                                $            0.00

Noteholder Monthly Servicing Fee
     Series 1999-VFN                                                $       61,630.08
     Series 2000-VFN                                                $       62,500.00
     Series 2000-1                                                  $      575,169.94

Reserve Fund Deposit Amount
     Series 1999-VFN                                                $            0.00
     Series 2000-VFN                                                $            0.00
     Series 2000-1                                                  $            0.00

Investor Default Amount
     Series 1999-VFN                                                $            0.00
     Series 2000-VFN                                                $            0.00
     Series 2000-1                                                  $            0.00

Monthly Dilution Amount
     Series 1999-VFN                                                $            0.00
     Series 2000-VFN                                                $            0.00
     Series 2000-1                                                  $            0.00

Noteholder Charge-Off Reversal Amount
     Series 1999-VFN                                                $            0.00
     Series 2000-VFN                                                $            0.00
     Series 2000-1                                                  $            0.00

Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
     Series 1999-VFN                                                $            0.00
     Series 2000-VFN                                                $            0.00
     Series 2000-1                                                  $            0.00

Carry-Over Amount
     Series 2000-1 Class A                                          $            0.00
     Series 2000-1 Class B                                          $            0.00


MONTHLY DISTRIBUTIONS (Cont.)                                       Paid on:
                                                                    January 16, 2001

Unrated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                                $            0.00
     Series 2000-VFN                                                $            0.00

Previously waived servicing fee
     Series 1999-VFN                                                $            0.00
     Series 2000-VFN                                                $            0.00
     Series 2000-1                                                  $            0.00

Collections Released to Cert. during Collection Period              $  417,065,033.61

Excess Distributed to Cert. on Payment Date                         $            0.00

FUNDED AND INVESTED AMOUNTS:                                        Last day of:
                                                                    December , 2000

SERIES 1999-VFN SUPPLEMENT
Initial Funded Amount                                               $  600,000,000.00
Incremental Funded Amounts (Cumulative)                             $  185,000,000.00
Principal Distributed to Investors (Cumulative)                     $  635,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)                      $            0.00
   Funded Amount                                                    $  150,000,000.00

Series Excess Funding Amount                                        $    8,348,100.71
Principal Funding Account Balance                                   $            0.00
   Invested Amount                                                  $  141,651,899.29

SERIES 2000-VFN SUPPLEMENT
Initial Funded Amount                                               $  150,000,000.00
Incremental Funded Amounts (Cumulative)                             $            0.00
Principal Distributed to Investors (Cumulative)                     $            0.00
Unreimbursed Investor Charge Offs (Cumulative)                      $            0.00
   Funded Amount                                                    $  150,000,000.00

Series Excess Funding Amount                                        $    8,348,100.71
Principal Funding Account Balance                                   $            0.00
   Invested Amount                                                  $  141,651,899.29

SERIES 2000-1 SUPPLEMENT CLASS A
Initial Invested Amount                                             $  646,000,000.00
Principal Distributed to Investors (Cumulative)                     $            0.00
Principal Funding Account Balance                                   $            0.00
Unreimbursed Investor Charge Offs (Cumulative)                      $            0.00
Series Excess Funding Amount                                        $   39,169,530.51
   Invested Amount                                                  $  606,830,469.49

SERIES 2000-1 SUPPLEMENT CLASS B
Initial Invested Amount                                             $   54,000,000.00
Principal Distributed to Investors (Cumulative)                     $            0.00
Principal Funding Account Balance                                   $            0.00
Unreimbursed Investor Charge Offs (Cumulative)                      $            0.00
Series Excess Funding Amount                                        $            0.00
   Invested Amount                                                  $   54,000,000.00


BALANCES AS OF PAYMENT DATE                                         As of:
                                                                    January 16, 2001

Series 1999-VFN
   Reserve Fund Balance                                             $      750,000.00
   Reserve Fund Deficiency Amount                                   $            0.00
   Principal Funding Account Balance                                $            0.00
   Outstanding Principal Balance                                    $  150,000,000.00

Series 2000-VFN
   Reserve Fund Balance                                             $      750,000.00
   Reserve Fund Deficiency Amount                                   $            0.00
   Principal Funding Account Balance                                $            0.00
   Outstanding Principal Balance                                    $  150,000,000.00

Series 2000-1
   Reserve Fund Balance                                             $    3,500,000.00
   Reserve Fund Deficiency Amount                                   $            0.00
   Principal Funding Account Balance                                $            0.00
   Outstanding Principal Balance, Class A                           $  646,000,000.00
   Outstanding Principal Balance, Class B                           $   54,000,000.00


TRUST INCREMENTAL SUBORDINATED AMOUNT                               Last day of:
     To be used in the following month's computations.              December , 2000

Pool Total Components of Excess Receivables:
     Used Vehicles                                                  $   98,333,580.85
     Finance Hold Receivables (for Credit Reasons Only)             $    9,138,801.50
     Delayed Payment Program                                        $      635,271.25

Pool Limits on Components of Excess Receivables:
     Used Vehicles                                                  $  259,098,374.70
     Finance Hold Receivables                                       $            0.00
     Delayed Payment Program                                        $   20,727,869.98

Total Excess Receivables                                            $    9,138,801.50

Overconcentration Amount                                            $            0.00

Ineligible Amount                                                   $            0.00

Trust Incremental Subordinated Amount                               $    9,138,801.50


POOL SERIES SUBORDINATED AMOUNTS                                    As of:
                                                                    December 31, 2000

Series Incremental Subordinated Amount
     Series 1999-VFN                                                $    1,767,047.54
     Series 2000-VFN                                                $    1,767,047.54
     Series 2000-1                                                  $    8,291,038.30

Required Subordinated Amount
     Series 1999-VFN                                                $   13,252,336.68
     Series 2000-VFN                                                $   13,252,336.68
     Series 2000-1                                                  $   65,754,557.38

Available Subordinated Amount
     Series 1999-VFN                                                $   13,252,336.68
     Series 2000-VFN                                                $   13,252,336.68
     Series 2000-1                                                  $   65,754,557.38


CHARGE OFFS                                                         For Month of:
                                                                    December , 2000

Defaulted Receivables                                               $            0.00

Investor/Noteholder Defaulted Amount
   Series 1999-VFN                                                  $            0.00
   Series 2000-VFN                                                  $            0.00
   Series 2000-1                                                    $            0.00

Deficiency Amount
   Series 1999-VFN                                                  $            0.00
   Series 2000-VFN                                                  $            0.00
   Series 2000-1                                                    $            0.00

Required Draw Amount
   Series 1999-VFN                                                  $            0.00
   Series 2000-VFN                                                  $            0.00
   Series 2000-1                                                    $            0.00

Investor/Noteholder Charge-Off's
   Series 1999-VFN                                                  $            0.00
   Series 2000-VFN                                                  $            0.00
   Series 2000-1                                                    $            0.00


INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)                      As of:
                                                                    January 16, 2001

Interest Shortfalls as of Current Payment Date
     Series 1999-VFN                                                $            0.00
     Series 2000-VFN                                                $            0.00
     Series 2000-1 Class A                                          $            0.00
     Series 2000-1 Class B                                          $            0.00

Change in Interest Shortfalls from Previous Payment Date
     Series 1999-VFN                                                $            0.00
     Series 2000-VFN                                                $            0.00
     Series 2000-1 Class A                                          $            0.00
     Series 2000-1 Class B                                          $            0.00

Principal Shortfalls as of Current Payment Date
     Series 1999-VFN                                                $            0.00
     Series 2000-VFN                                                $            0.00
     Series 2000-1 Class A                                          $            0.00
     Series 2000-1 Class B                                          $            0.00

Change in Principal Shortfalls from Previous Payment Date
     Series 1999-VFN                                                $            0.00
     Series 2000-VFN                                                $            0.00
     Series 2000-1 Class A                                          $            0.00
     Series 2000-1 Class B                                          $            0.00

INTEREST RATE FOR NEXT PAYMENT DATE                                 As of:
                                                                    January 16, 2001

Series 1999-VFN Estimated                                                        6.1325000%
Series 2000-VFN Estimated                                                        6.1325000%
Series 2000-1 Class A                                                            6.0175000%
Series 2000-1 Class B                                                            6.3325000%



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